Exhibit 10.26(a)

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (E) AS IT RELATES TO THE SECURITIES ISSUABLE UPON EXERCISE HEREOF, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE DECEMBER 6, 2025.

THIS WARRANT CERTIFICATE IS VOID IF NOT EXERCISED ON OR BEFORE 5:00 P.M.

(CENTRAL TIME) ON AUGUST 5, 2028

WARRANT CERTIFICATE

INTERNATIONAL BATTERY METALS LTD.

(Incorporated under the laws of the Province of British Columbia)

WARRANT	WARRANTS entitling the holder to acquire, subject to adjustment, one Common Share for each Warrant represented hereby at a price of CAD$0.355 per share.
CERTIFICATE NO. 2025-E(1)

THIS IS TO CERTIFY THAT

(hereinafter referred to as the “Holder” or the “Warrantholder”)

is entitled to acquire for each Warrant represented hereby, in the manner and subject to the restrictions and adjustments set forth herein, at any time and from time to time until 5:00 p.m. (Central Time) on August 5, 2028 (the “Expiry Time”), one fully paid and non-assessable common share (“Common Share”) in the capital of International Battery Metals Ltd. (the “Company”).

This Warrant may only be exercised at the registered office of the Company at International Battery Metals Ltd., Plano, Texas. This Warrant is issued subject to the terms and conditions appended hereto as Schedule A.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer.

DATED for reference August 5, 2025.

INTERNATIONAL BATTERY METALS LTD.

/s/ Joseph Mills
Authorized Signatory

(See terms and conditions attached hereto)

SCHEDULE A

TERMS AND CONDITIONS FOR WARRANT

Terms and Conditions attached to the Warrant issued by International Battery Metals Ltd. and dated for reference as of August 5, 2025.

ARTICLE 1

INTERPRETATION

1.1	Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)	“Business Day” means a day other than a Saturday, Sunday or other statutory holiday in Plano, Texas;

(b)	“Common Shares” means the common shares in the capital of the Company as constituted on the date hereof to be issued pursuant to the exercise of Warrants;

(c)	“Common Share Equivalents” means any securities of the Company that would entitle the holder thereof to acquire at any time Common Shares, including without limitation any debt, preference shares, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Shares;

(d)	“Company” means International Battery Metals Ltd., unless and until a successor corporation shall have become such in the manner prescribed in Article 6, and thereafter “Company” shall mean such successor corporation;

(e)	“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;

(f)	“Control Person” has the meaning given to such term under the Securities Act (Ontario);

(g)	“Exchange” means the TSX Venture Exchange or such other stock exchange on which the Company’s Common Shares are listed and posted for trading;

(h)	“Exercise Price” means the price of CAD$0.355, per share;

(i)	“Expiry Time” means 5:00 p.m. (Central Time) on August 5, 2028;

(j)	“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Article” and “Section” followed by a number refer to the specified Article or Section of these Terms and Conditions;

(k)	“Issue Date” means August 5, 2025;

(I)	“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(m)	“Public Record” means all documents and information filed by the Company with the British Columbia Securities Commission and any other applicable securities commissions or securities regulatory authority of a province or territory of Canada, which is available for public viewing on the SEDAR Plus website at https://www.sedarplus.ca/landingpage/ under the Company’s profile;

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(n)	“Trading Day” means any day on which the principal exchange or market on which the Common Shares trade is open for trading;

(o)	“United States” or “U.S.” means, as the context requires, the United States of America, its territories and possessions, any state of the United States, and/or the District of Columbia;

(p)	“U.S. Person” means a “U.S. person” as defined in Rule 902(k) of Regulation S (the definition of which includes, but is not limited to, (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any partnership or corporation organized outside of the United States by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized, or incorporated, and owned, by U.S. Accredited Investors who are not natural persons, estates or trusts, and (iv) any estate or trust of which any executor or administrator or trustee is a U.S. Person);

(q)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(r)	“Warrant” means the warrant to acquire Common Shares evidenced by the Warrant Certificate; and

(s)	“Warrant Certificate” means the certificate to which these Terms and Conditions are attached.

1.2	Interpretation Not Affected by Headings

(a)	The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation thereof.

(b)	Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3	Applicable Law

The terms hereof and of the Warrant shall be governed by and construed in accordance with the laws of the State of New York.

ARTICLE 2

ISSUE OF WARRANT

2.1	Issue of Warrants

That number of Warrants set out on the Warrant Certificate are hereby created and authorized to be issued.

2.2	Additional Warrants

Subject to any other written agreement between the Company and the Warrantholder, the Company may at any time and from time to time undertake further equity or debt financing and may issue additional Common Shares, warrants, or grant options or similar rights to purchase Common Shares to any person.

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2.3	Issue in Substitution for Lost Warrants

If the Warrant Certificate becomes mutilated, lost, destroyed, or stolen:

(a)	the Company shall issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed, or stolen, in exchange for and in place of and upon cancellation of such mutilated, lost, destroyed or stolen Warrant Certificate; and

(b)	the holder shall bear the cost of the issue of a new Warrant Certificate hereunder and in the case of the loss, destruction or theft of the Warrant Certificate, shall furnish to the Company such evidence of loss, destruction, or theft as shall be satisfactory to the Company in its reasonable discretion and the Company may also require the holder to furnish indemnity in an amount and form satisfactory to the Company in its reasonable discretion, and shall pay the reasonable charges of the Company in connection therewith.

2.4	Warrantholder Not a Shareholder

The Warrant shall not constitute the holder a shareholder of the Company, nor entitle it to any right or interest in respect thereof except as may be expressly provided in the Warrant.

2.5	Securities Law Exemption

Except as otherwise contemplated by the Amended and Restated Registration Rights Agreement, dated July 20, 2025, by and among the Company and the Holder and certain of its affiliates (“A&R Registration Rights Agreement”), the Holder acknowledges and agrees that the Warrants and any Common Shares issued pursuant to the exercise of any Warrants have been or will be issued only on a “private placement” basis and that the Company does not intend to file any prospectus or registration statement in any jurisdiction in order to qualify any of such Warrants and/or Common Shares for resale.

ARTICLE 3

OWNERSHIP AND TRANSFER OF WARRANT

3.1	Exchange of Warrants

A Warrant Certificate in any authorized denomination, upon compliance with the reasonable requirements of the Company, may be exchanged for a Warrant Certificate(s) in any other authorized denomination of the same issue entitling the Holder to purchase an equal aggregate number of Common Shares at the same Exercise Price and on the same terms as the Warrant Certificate so exchanged.

Warrants may be exchanged only with the Company. Any Warrants tendered for exchange will be surrendered to the Company and cancelled.

The Warrants are transferable on the terms and conditions contained herein and by the Holder completing and submitting to the Company a completed and duly executed Warrant Transfer Form attached hereto as Schedule D.

3.2	Charges for Exchange

On exchange of Warrants, the Company, except as otherwise herein provided, may charge a reasonable fee for each new Warrant Certificate issued, and payment of any transfer taxes or governmental or other charges required to be paid will be made by the party requesting such exchange.

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3.3	Ownership of Warrants

The Company may deem and treat the Holder of a Warrant as the absolute owner of such Warrant for all purposes and will not be affected by any notice or knowledge to the contrary.

3.4	Notice to Holder

Unless herein otherwise expressly provided, any notice to be given hereunder to a Holder will be deemed to be validly given, if mailed to the address of the Holder as set out on the Warrant Certificate. Any notice so given will be deemed to have been received five days from the date of mailing to the Holder or any market intermediary then holding the Warrants of the Holder in any trust account.

ARTICLE 4

EXERCISE OF THE WARRANTS

4.1	Method of Exercise of the Warrant

The right to purchase Common Shares conferred by the Warrant Certificate may be exercised, prior to the Expiry Time, by the holder surrendering it, with a duly completed and executed exercise form substantially in the form attached hereto as Schedule B and cash, a certified cheque, wire transfer or other electronic transfer of immediately available funds payable to or to the order of the Company, for the Exercise Price applicable at the time of surrender in respect of the Common Shares subscribed for in lawful money of the United States, to the Company.

4.2	Effect of Exercise of the Warrant

(a)	Upon surrender and payment as aforesaid the Common Shares so subscribed for shall be issued as fully paid and non-assessable shares and the holder shall become the holder of record of such Common Shares on the date of such surrender and payment; and

(b)	Within two Business Days after surrender and payment as aforesaid, the Company shall forthwith cause the issuance to the holder of a certificate for the Common Shares purchased as aforesaid.

4.3	Subscription for Less than Entitlement

The holder may subscribe for and purchase a number of Common Shares less than the number which it is entitled to purchase pursuant to the surrendered Warrant Certificate. In the event of any purchase of a number of Common Shares less than the number which can be purchased pursuant to the Warrant Certificate, the holder shall be entitled to the return of the Warrant Certificate with a notation on the Grid attached hereto as Schedule C showing the balance of the Common Shares which it is entitled to purchase pursuant to the Warrant Certificate which were not then purchased.

4.4	Expiration of the Warrant

After the Expiry Time all rights hereunder shall wholly cease and terminate, and the Warrant shall be void and of no effect.

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4.5	U.S. Securities Law Provisions

The Warrants and the Common Shares to be issued upon their exercise have not been registered under the U.S Securities Act, or the securities laws of any state of the United States. The Warrants may not be exercised unless the Holder has complied with the requirements set forth in the Warrant Exercise Form attached hereto as Schedule B.

Any Common Shares issued upon exercise of this Warrant in the United States, or to or for the account or benefit of a U.S. Person or a person in the United States, will be “restricted securities”, as defined in Rule 144(a)(3) under the U.S. Securities Act. The certificates or other instruments representing such Common Shares, as well as all certificates or other instruments issued in exchange or in substitution therefor, until such time as is no longer required under the applicable requirements of the U.S. Securities Act, or applicable U.S. state securities laws, will bear, on the face of such certificate or other instrument, the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.”

provided, that if the Common Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) and such Common Shares were acquired at a time when the Company is a “foreign issuer” as defined in Regulation S, the legends set forth above in this section may be removed by providing a declaration to the registrar and transfer agent of the Company, as set forth in Schedule E attached hereto (or in such other form as the Company may prescribe from time to time); and provided, further, that, if the Common Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Company, the legends may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such legends are no longer required under applicable requirements of the U.S. Securities Act, it being understood that the Company shall in all events comply with the terms of the A&R Registration Rights Agreement and cause its legal counsel to provide any legal opinion in accordance with the terms thereof.

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Notwithstanding any provision to the contrary contained herein, no Common Shares will be issued pursuant to the exercise of any Warrant if the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and the certificates or other instruments evidencing the Common Shares thereby issued may bear such legends as may, in the opinion of legal counsel to the Company, be necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Common Shares of the Company are listed; provided that, at any time, in the opinion of legal counsel to the Company, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate or other instrument, at that holder’s expense, provides the Company with evidence reasonably satisfactory in form and substance to the Company (which may include an opinion of legal counsel reasonably satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such Common Shares in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to the Company in exchange for a certificate which does not bear such legends.

4.6	Hold Periods and Legends of Share Certificate

If any of the Warrants are exercised prior to the date that is four months and a day from the date of issuance of the Warrants, the certificates representing the Common Shares to be issued pursuant to such exercise shall bear the following legend unless otherwise not applicable, in addition to any other required legends as set forth in Section 4.5:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE DECEMBER 6, 2025.”

4.7	Warrant Exercise Limitation

(a)	Notwithstanding anything to the contrary in the Warrant Certificate, at all times when Common Shares shall be listed for trading on the TSX Venture Exchange or any other Canadian stock exchange or inter-dealer quotation system, no Warrant Shares will be issued in connection with any exercise of the Warrants and the Company will not issue any Warrant Shares hereunder, if the Warrant Shares issuable to the Holder, together with all other Common Shares (“Other Shares”) held by the Holder, together with any person “acting jointly or in concert” (within the meaning of National Instrument 62-104 Take- Over Bids and Issuer Bids) with the Holder, would result in the Holder becoming a Control Person (the “Threshold"), then the Holder making such exercise shall automatically be deemed to have elected to exercise only such number of Warrants as would result in the Warrant Shares issued in respect thereof, together with such Other Shares, not exceeding the Threshold, and all Warrants whose exercise would result in such Warrant Shares plus such Other Shares exceeding such Threshold shall not be converted but shall remain outstanding hereunder unless and until exercised by the Holder in accordance with this Section 4.7(a); provided, however, that:

(i)	the Holder may, in its sole and absolute discretion, elect that this Section 4.7(a) cease to apply to such Holder by sending written notice of such election to the Company, in which case this Section 4.7(a) will cease to apply to the Holder from, and including, the 61st calendar day after the date the Holder sends such notice to the Company; and

(ii)	this Section 4.7(a) will automatically cease to apply with respect to this Warrant Certificate from and after the 20th calendar day before the Expiry Time unless the Holder elects otherwise, in its sole and absolute discretion, by written notice sent to the Company before the 20th calendar day before the Expiry Time;

provided further that if approval of the Company’s shareholders is required for the creation of a new “control person” under the policies of the TSX Venture Exchange or any other Canadian stock exchange on which the Common Shares are then listed and the Holder has elected that this provision cease to apply under section (i) above or section (ii) is applicable, the Holder will not exercise the Warrants until such time as the Company has received disinterested shareholder approval for a new control person in accordance with the policies of the TSX Venture Exchange and the Holder completes and files with the TSX Venture Exchange a Form 2C1— Personal Information Form (the “PIF”) and the TSX Venture Exchange accepts such PIF, or until such time as the Company has received the applicable shareholder approval and the Holder has completed the applicable filings in accordance with policies of such other Canadian stock exchange on which the Common Shares are then listed. In the event that approval by the Company’s shareholders is required as described in the immediately preceding sentence, the Company shall use commercially reasonable efforts to hold a shareholders meeting as soon as reasonably practicable following the Company’s receipt of the Holder’s written notice of its election that this Section 4.7(a) cease to apply to such Holder and to use commercially reasonable efforts to obtain such shareholder approval.

(b)	Notwithstanding anything to the contrary contained herein, the Company shall not effect any exercise of the Warrants, and a Holder shall not have the right to exercise any portion of this Warrant Certificate, pursuant to Section 4 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the exercise form on Schedule “B”, the Holder (together with the Holder’s affiliates (the “Affiliates”), and any other persons acting as a group together with the Holder or any of the Holder’s Affiliates (such persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of Common Shares beneficially owned by the Holder and Attribution Parties shall, include the number of Common Shares issuable upon exercise of the Warrants with respect to which such determination is being made, but shall exclude the number of Common Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of the Warrants beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any Common Share Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 4.7(b), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Holder is solely responsible for any schedules required to be filed in accordance therewith. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this 4.7(b), in determining the number of outstanding Common Shares, a Holder may rely on the number of outstanding Common Shares as reflected in (A) the Company’s most recent periodic or annual report filed with the Securities and Exchange Commission (the “Commission”), as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of Common Shares outstanding. Upon the written or oral request of a Holder, the Company shall within two (2) Trading Days confirm orally and in writing to the Holder the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including these Warrants, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding Common Shares was reported. The “Beneficial Ownership Limitation” shall be 19.9% of the number of Common Shares outstanding at the time of the respective calculation hereunder. The limitations contained in this paragraph shall apply to a successor holder of this Warrant Certificate.

ARTICLE 5

ADJUSTMENTS

5.1	Adjustments

The number of Common Shares purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment as follows:

(a)	in the event the Company shall:

(i)	pay a dividend in Common Shares or make a distribution in Common Shares;

(ii)	subdivide its outstanding Common Shares;

(iii)	combine its outstanding Common Shares into a smaller number of Common Shares; or

(iv)	issue by reclassification of its Common Shares other securities of the Company (including any such reclassification in connection with a consolidation, merger, amalgamation, or other combination in which the Company is the surviving corporation);

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the number of Common Shares (or other securities) purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of Common Shares or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 5.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)	In any case in which this Article 5 shall require that any adjustment in the Exercise Price be made effective immediately after a record date for a specified event, the Company may elect to defer until the occurrence of the event the issuance, to the holder of any Warrant exercised after that record date, of the Common Shares and other shares of the Company, if any, issuable upon the exercise of the Warrant over and above the Common Shares and other shares of the Company; provided, however, that the Company shall deliver to the holder an appropriate instrument evidencing the holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

5.2	Notice of Adjustment

Whenever the number of Common Shares purchasable upon the exercise of each Warrant or the Exercise Price of such Common Shares is adjusted, as herein provided, the Company shall promptly send to the Warrantholder by email, followed by first class mail, postage prepaid, notice of such adjustment or adjustments.

5.3	No Adjustment for Dividends

Except as provided in Section 5.1 of this Article 5, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise of a Warrant.

5.4	Preservation of Purchase Rights Upon Merger, Consolidation, etc.

In connection with any consolidation of the Company with, or amalgamation or merger of the Company with or into, another corporation (including, without limitation, pursuant to a “takeover bid”, “tender offer” or other acquisition of all or substantially all of the outstanding Common Shares) or in case of any sale, transfer or lease to another corporation of all or substantially all the property of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute with the Warrantholder an agreement that the Warrantholder shall have the right thereafter, upon payment of the Exercise Price in effect immediately prior to such action, to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such consolidation, amalgamation, merger, sale, transfer or lease had such Warrant been exercised immediately prior to such action, and the Warrantholder shall be bound to accept such shares and other securities and property in lieu of the Common Shares to which it was previously entitled; provided, however, that no adjustment in respect of dividends, interest or other income on or from such shares or other securities and property shall be made during the term of a Warrant or upon the exercise of a Warrant. Any such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Schedule A. The provisions of this Article 5 shall similarly apply to successive consolidations, mergers, amalgamation, sales, transfers or leases.

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5.5	Determination of Adjustments

If any questions shall at any time arise with respect to the Exercise Price, such question shall be conclusively determined by the Company’s Auditors, or, if they decline to so act, any other firm of nationally recognized Chartered Accountants that the Company may designate and the Warrantholder, acting reasonably, may approve, and who shall have access to all appropriate records and such determination shall be binding upon the Company and the holder.

ARTICLE 6

COVENANTS BY THE COMPANY

6.1	Reservation of Common Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the rights of acquisition provided for in the Warrant Certificate.

ARTICLE 7

MERGER AND SUCCESSORS

7.1	Company May Consolidate, etc. on Certain Terms

Nothing herein contained shall prevent any consolidation, amalgamation or merger of the Company with or into any other corporation or corporations, or a conveyance or transfer of all or substantially all the properties and estates of the Company as an entirety to any corporation lawfully entitled to acquire and operate same, provided, however, that the corporation formed by such consolidation, amalgamation or merger or which acquires by conveyance or transfer all or substantially all the properties and estates of the Company as an entirety shall, simultaneously with such amalgamation, merger, conveyance or transfer, assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Company.

7.2	Successor Company Substituted

In case the Company, pursuant to section 7.1 shall be consolidated, amalgamated or merged with or into any other corporation or corporations or shall convey or transfer all or substantially all of its properties and estates as an entirety to any other corporation, the successor corporation formed by such consolidation or amalgamation, or into which the Company shall have been consolidated, amalgamated or merged or which shall have received a conveyance or transfer as aforesaid, shall succeed to and be substituted for the Company hereunder and such changes in phraseology and form (but not in substance) may be made in the Warrant Certificate and herein as may be appropriate in view of such amalgamation, merger or transfer.

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ARTICLE 8

AMENDMENTS

8.1	Amendment, etc.

This Warrant Certificate may only be amended by a written instrument signed by both the Company and the Warrantholder.

ARTICLE 9

MISCELLANEOUS

9.1	Time

Time is of the essence of the terms of this Warrant Certificate.

9.2	Notice

Any notice given under or pursuant to this Warrant Certificate will be given in writing and must be delivered, or mailed by prepaid post, and addressed to the party to which notice is to be given at the address of the party set out on page one, or at another address designated by the party in writing.

If notice is delivered, it will be deemed to have been given at the time of delivery. If notice is mailed, it will be deemed to have been received on the next Business Day.

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SCHEDULE B

WARRANT EXERCISE FORM

TO:	International Battery Metals Ltd.
6100 Tennyson Parkway, Ste 240,
Plano Texas 75034

Terms which are not otherwise defined herein shall have the meanings ascribed to such terms in the Warrant Certificate held by the undersigned and issued by INTERNATIONAL BATTERY METALS LTD. (the “Company”)

The undersigned hereby exercises the right to acquire ____________Common Shares of the Company in accordance with and subject to the provisions of such Warrant Certificate and herewith makes payment of the purchase price in full for the said number of Common Shares.

The Common Shares are to be issued as follows:

Name:	Address in full:

Note: If further nominees are intended, please attach (and initial) a schedule giving these particulars.

DATED this____  day of ________, 20__,

__________________________

(Signature of Warrantholder)

Print full name:

Print full address:

Instructions:

1. The registered holder may exercise its right to receive Common Shares by completing this form and surrendering this form and the Warrant Certificate representing the Warrants being exercised to the Company.

2. If the Exercise Form indicates that Common Shares are to be issued to a person or persons other than the registered holder of the Warrant Certificate, the signature of such holder of the Exercise Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

3. If the Exercise Form is signed by a trustee, exercise, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a judiciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

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SCHEDULE C

WARRANT EXERCISE GRID

Common Shares Issued	Common Shares Available	Initials of Authorized Officer

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SCHEDULE D

WARRANT TRANSFER FORM

TO:	International Battery Metals Ltd.
6100 Tennyson Parkway, Ste 240,
Plano Texas 75034
Attention: Chief Financial Officer

FOR VALUE RECEIVED, the undersigned holder of the within Warrants hereby sells, assigns and transfers to___________________________________, ________________Warrants of International Battery Metals Ltd. (the “Company”) registered in the name of the undersigned on the records of the Company and irrevocably appoints __________________________the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

The undersigned hereby directs that the Warrants hereby transferred be issued and delivered as follows:

NAME IN FULL	ADDRESS	NUMBER OF WARRANTS

The Transferor hereby certifies that (check either A or B):

_______	(A)

the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), in which case the Transferor has delivered or caused to be delivered by the Transferee a written opinion of U.S. legal counsel ofrecognized standing in form and substance satisfactory to the Company to the effect that the transfer of the Warrants is exempt from the registration requirements of the U.S. Securities Act; or

_______	(B)	the transfer of the Warrants is being made in reliance on Rule 904 of Regulation Sunder the U.S. Securities Act, and certifies that:

(1)	the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Company (except solely by virtue of being an officer or director of the Company) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”;

(2)	the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

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(3)	neither the seller nor any affiliate of the seller nor any person acting on their behalf engaged in any directed selling efforts in connection with the offer and sale of the Warrants;

(4)	the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the Warrants are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act);

(5)	the Transferor does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities; and

(6)	the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act.

Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

DATED this _______day of_____________________, 20____.

Signature of Warrant Holder	Signature Guaranteed

INSTRUCTIONS FOR TRANSFER

Signature of the Warrant Holder must be the signature of the person appearing on the face of this Warrant Certificate.

If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

The signature on the Transfer Form must be guaranteed by a chartered bank or trust company, or a member firm of an approved signature guarantee medallion program. The guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”.

The Warrants will only be transferable in accordance with applicable laws. The Warrants and the common shares issuable upon exercise thereof have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or under the securities laws of any state of the United States, and may not be transferred to or for the account or benefit of a U.S. person or any person in the United States without registration under the U.S. Securities Act and applicable state securities laws, or compliance with the requirements of an exemption from registration. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

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SCHEDULE E

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	International Battery Metals Ltd. (the “Company”), and the registrar and transfer agent for common shares of the Company.

The undersigned (a) acknowledges that the sale of the _______________common shares of the Company represented by certificate number ___________________to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and (b) certifies that (1) the undersigned is not an “affiliate” (as that term is defined in Rule 405 under the U.S. Securities Act) of the Company, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (B) the transaction was executed in, on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange or any other “designated offshore securities market” and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any “directed selling efforts” in the United States in connection with the offer and sale of such securities, (4) the sale was bona fide and not for the purpose of “washing otr” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace such securities with fungible unrestricted securities of the Company, and (6) the sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S under the U.S. Securities Act, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise noted, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated _______________________, 20_______.

X
Signature of individual (if Seller is an individual)

X
Authorized signatory (if Seller is not an individual)

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

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Affirmation by Seller’s Broker-Dealer (Required for sales pursuant to Section (b)(2)(B) above)

We have read the representation letter of ________________(the “Seller”) dated ____________, 20 _____ , pursuant to which the Seller has requested that we sell, for the Seller’s account, common shares of the Issuer represented by certificate number or held in Direct Registration System (DRS) account number ______________(the “Common Shares”). We have executed sales of the Common Shares pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	no offer to sell the Common Shares was made to a person in the United States;

(2)	the sale of the Common Shares was executed in, on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange, the NEO Exchange or another designated offshore securities market (as defined in Rule 902(b) of Regulation S under the

U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	we have done no more than execute the order or orders to sell the Common Shares as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Common Shares (including, but not be limited to, the solicitation of offers to purchase the Common Shares from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Issuer shall be entitled to rely upon the representations, warranties and covenants contained in this letter to the same extent as if this letter had been addressed to them.

Dated _____________________, 20______ .

Name of Firm

By:

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